UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2004
Date of Report (Date of earliest event reported)

TURBODYNE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-21391	95-4699061
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

6155 Carpinteria Avenue
Carpinteria, California	93013
(Address of principal executive offices)	(Zip Code)

(805) 684-4551
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective December 17, 2004, Randall Fox has resigned as a director of Turbodyne Technologies, Inc. (the “Company”). There was no disagreement between Mr. Fox and the Company regarding any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURBODYNE TECHNOLOGIES, INC.

Date: December 31, 2004
	By:	/s/ Andrew Martyn-Smith
ANDREW MARTYN-SMITH
President, Chief Executive Officer,
Chief Financial Officer and Treasurer